                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                 DataKey, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                                                                     PRELIMINARY
                                  DATAKEY, INC.
                          ---------------------------

                            NOTICE OF ANNUAL MEETING
                           TO BE HELD ON MAY 31, 2001

                          ---------------------------


TO THE SHAREHOLDERS OF DATAKEY, INC.:

         The Annual Meeting of the Shareholders of Datakey, Inc., a Minnesota corporation (the "Company"), will be held on Thursday, May 31, 2001, at 3:30 p.m., Minneapolis time, at the Marriott Hotel City Center, 30 South 7th Street, Minneapolis, Minnesota, for the following purposes:

         1. To approve amended and restated the Bylaws to provide for a staggered election of directors, to limit the number of directors, to revise procedures for the conduct of shareholder meetings and procedures for shareholder proposals and to incorporate certain other changes.

         2.       To set the number of directors to be elected at five (5).

         3.       To elect directors.

         4. To approve an increase in the number of shares reserved under the Company's 1997 Stock Option Plan from 1,100,000 to 1,400,000 shares.

         5. To ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the year ending December 31, 2001.

         6. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on April 9, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. A copy of the Annual Report for the year ended December 31, 2000 also accompanies this Notice.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy with the reply envelope provided.

                                             By Order of the Board of Directors,


                                             Thomas R. King
                                             Secretary
Burnsville, Minnesota
Dated:  April 20, 2001


        PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                  DATAKEY, INC.

                            -------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2001

                            -------------------------


                                  INTRODUCTION


         Your proxy is solicited by the Board of Directors of Datakey, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, May 31, 2001, at 3:30 p.m., at the Marriott Hotel City Center, 30 South 7th Street, Minneapolis, Minnesota, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting.

         The cost of soliciting proxies, including the cost of preparing, assembling and mailing proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed therein. Proxies which are signed by shareholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company entitled to vote shall constitute a quorum for the transaction of business. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

         The mailing address of the offices of the Company is 407 West Travelers Trail, Burnsville, Minnesota 55337. The Company expects that the Notice of Annual Meeting, Proxy Statement, form of proxy, and Annual Report to Shareholders will first be mailed to shareholders on or about April 20, 2001.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         Shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof are shareholders of record at the close of business on April 9, 2001. Persons who are not shareholders of record on such date will not be allowed to vote at the Annual Meeting. At the close of business on April 9, 2001, there were 9,885,239 shares of common stock, par value $.05 per share, and 150,000 shares of convertible preferred stock issued and outstanding. The holders of common stock and convertible preferred stock are entitled to one vote for each share held and may vote on each matter to be voted upon at the Annual Meeting. Holders of the capital stock are not entitled to cumulate their votes for the election of directors.


                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth the number of shares of the Company's common stock and convertible preferred stock beneficially owned by (i) each director and nominee for election to the Board of Directors of the Company; (ii) each of the named executive officers in the Summary Compensation Table; (iii) all directors and executive officers as a group; and (iv) to the best of the Company's knowledge, all beneficial owners of more than 5% of the outstanding shares of each class of the Company's stock as of April 9, 2001. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                                                                          CONVERTIBLE
    NAME (AND ADDRESS                                 COMMON STOCK(2)                   PREFERRED STOCK
    OF 5% OWNERS) OR                                                PERCENT                        PERCENT
    IDENTITY OF GROUP(1)                          SHARES            OF CLASS         SHARES        OF CLASS
    --------------------                          ------            --------         ------        --------
    Carl P. Boecher                               160,172 (3)          1.6%             --             --
    Gary R. Holland                                63,200 (4)           *               --             --
    Terrence W. Glarner                            27,100 (5)           *               --             --
    Thomas R. King                                 23,000 (6)           *               --             --
    Eugene W. Courtney                             32,500 (7)           *               --             --
    Alan G. Shuler                                 81,867 (8)           *               --             --
    Timothy L. Russell                             47,185 (9)           *               --             --
    Colleen M. Kulhanek                             9,632 (10)          *               --             --
    Michael L. Sorensen                            43,867 (11)          *               --             --
    Norwest Equity Partners V                     640,516 (12)         6.5%          150,000          100%
    Special Situations                          3,214,366 (13)        28.7%             --             --
    Perkins Capital                             2,234,590 (14)        21.1%             --             --
     Management, Inc.
    Raymond A. Lipkin                             831,000 (15)         8.2%             --             --
    All Directors and Executive Officers          444,656 (16)         4.3%             --             --
    as a Group (8 persons)

---------------------------
 *       Less than 1% of the outstanding shares of common stock.

(1) The addresses of the more than 5% holders are: Norwest Equity Partners V - Wells Fargo Center, Sixth & Marquette, Minneapolis, MN 55479; Special Situations - 153 East 53rd Street, 51st Floor, New York, NY 10022; Perkins Capital Management, Inc. - 730 East Lake Street, Wayzata, MN 55391-1769; and Raymond A. Lipkin - 161 Ferndale Avenue S., Wayzata, MN 55391.

(2) Under the rules of the Securities and Exchange Commission, shares not actually outstanding are nevertheless deemed to be beneficially owned by a person if such person has the right to acquire the shares within 60 days. Pursuant to such SEC rules, shares deemed beneficially owned by virtue of a person's right to acquire them are also treated as outstanding when calculating the percent of class owned by such person and when determining the percentage owned by a group.

(3) Includes 141,334 shares which may be purchased by Mr. Boecher upon exercise of currently exercisable options.

(4) Represents 62,500 shares which may be purchased by Mr. Holland upon exercise of currently exercisable options and 700 shares held by Mr. Holland's wife as custodian for their daughter.

(5) Includes 27,100 shares which may be purchased by Mr. Glarner upon exercise of currently exercisable options.

(6) Includes 12,500 shares which may be purchased by Mr. King upon exercise of currently exercisable options.

(7) Represents 5,000 shares owned jointly by Mr. Courtney and his spouse and 27,500 shares which may be purchased by Mr. Courtney upon exercise of currently exercisable options.

(8) Includes 64,867 shares which may be purchased by Mr. Shuler upon exercise of currently exercisable options.

(9) Includes 42,772 shares which may be purchased by Mr. Russell upon exercise of currently exercisable options.

(10) Includes 8,000 shares which may be purchased by Ms. Kulhanek upon exercise of currently exercisable options.

(11) Includes 35,867 shares which may be purchased by Mr. Sorensen upon exercise of currently exercisable options.

(12) Includes 150,000 shares which may be purchased by Norwest Equity Partners V ("Norwest Equity"), a limited partnership, upon conversion of convertible preferred stock. Norwest Equity has sole voting and investment power over the shares it holds; Itasca Partners V, L.L.P. ("Itasca") is the general partner of Norwest Equity, and John E. Lindahl, George J. Still Jr. and John P. Whaley are the general partners of Itasca, all of whom may be deemed to beneficially own the shares held by Norwest Equity. The Company has relied on information contained in a Schedule 13D Amendment dated May 15, 2000 and filed by Norwest Equity, Itasca and Messrs. Lindahl, Still and Whaley with the Securities and Exchange Commission.

(13) Represents (i) 1,653,150 shares held by Special Situations Fund III, L.P. ("Fund III"), of which 650,000 shares are issuable upon exercise of a currently exercisable warrant; (ii) 600,000 shares held by Special Situations Private Equity Fund, L.P. ("Equity Fund"), of which 300,000 shares are issuable upon exercise of a currently exercisable warrant;
         (iii) 514,884 shares held by Special Situations Technology Fund, L.P. ("Technology Fund"), of which 216,667 shares are issuable upon exercise of a currently exercisable warrant; and (iv) 446,332 shares held by Special Situations Cayman Fund, L.P. ("Cayman Fund"), of which 166,666 shares are issuable upon exercise of a currently exercisable warrant. MGP Advisers Limited Partnership ("MGP Advisers") is the general partner and investment adviser to Fund III. MG Advisers, L.L.C. ("MG Advisers") is the General Partner of and investment adviser to the Equity Fund; SST Advisers, L.L.C., Inc. ("SST Advisers") is the General Partner of and investment adviser to the Technology Fund; and AWM Investment Company, Inc. ("AWM Investment") is the General Partner of and investment adviser to the Cayman Fund, as well as the general partner of MGP Advisers. Austin W. Marxe and David Greenhouse, in their capacities as officers, directors and principal equity owners of MGP Advisers, MG Advisers, SST Advisers and AWM Investment have the sole power to vote or direct the vote and the sole power to dispose or to direct the disposition of the shares. The Company has relied on information contained in a Schedule 13D Amendment dated as of February 20, 2001 on file with the Securities and Exchange Commission and other information known by the Company.

(14) Represents shares, including 692,152 shares which may be purchased upon currently exercisable warrants, held for clients of Perkins Capital Management, Inc. ("Perkins"). Perkins has sole power to dispose or direct the disposition of all of the shares. Perkins has sole power to vote or direct the vote for 469,838 of the shares and has no power to vote or direct the vote of the remaining shares. The Company has relied on information contained in a Schedule 13G Amendment dated February 28, 2001 on file with the Securities and Exchange Commission and updated information received from Perkins.

(15) Includes 256,000 shares which may be purchased by Mr. Lipkin upon exercise of currently exercisable warrants, 10,000 shares held by Mr. Lipkin's daughter, which shares Mr. Lipkin has dispositive power and shared voting power, and 10,000 shares held by KOLOA Limited Partnership, of which Mr. Lipkin is the Managing Partner and as such has voting power over the shares. The Company has relied on information contained in a Schedule 13D Amendment filed on April 20, 2000 with the Securities and Exchange Commission and other information known by the Company.

(16) Includes 381,973 shares which may be purchased by the current executive officers and directors upon exercise of currently exercisable options and warrants.


                       APPROVE AMENDED AND RESTATED BYLAWS
                                  (PROPOSAL #1
                PROPOSED RESTATED BYLAWS ATTACHED AS APPENDIX A)

         General. On April 4, 2001, subject to shareholder approval, the Board of Directors unanimously approved the Amended and Restated Bylaws ("Restated Bylaws") to provide primarily for the staggered election of directors, to limit the number of directors, to revise the procedures relating to governance of the conduct of business at shareholder meetings and for the submission of shareholder proposals and nominations for election to the Board of Directors. Certain other revisions were made to the current Bylaws, which are dated May 24, 1982, for the purpose of effecting changes in the Minnesota Business Statutes and current corporate practices. The material Bylaw changes are described below. See Appendix A for the complete text of the Restated Bylaws.

         Staggered Election of Directors. Directors are currently elected to the Company's Board of Directors at each annual meeting for a term that expires at the next annual meeting of shareholders. The Bylaws of the Company currently provide that the number of directors shall not be less than the minimum required by law, which is one, and that such number shall be determined at each annual meeting by the shareholders. Similarly, Section 3.2 of the Restated Bylaws provides that the shareholders shall determine the number of directors at each annual meeting, but restricts the number of directors to not less than three (3) and not more than nine (9) and provides that the Board shall be divided into three(3) classes of directors.

         If the proposed Restated Bylaws are adopted, Section 3.2 states that the Company's directors will be divided into three classes. It is also proposed that five directors be elected at the 2001 annual meeting. One director will be elected to serve for a term of one year expiring at the 2002 annual meeting of shareholders (Class I); two directors will be elected to serve for a term of two years expiring at the 2003 annual meeting of shareholders (Class II); and two directors will be elected to serve for a term of three years expiring at the 2004 annual meeting of shareholders (Class III), and in all cases until their respective successors are duly elected and qualified. See Proposals #2 and #3, Determination of Number and Election of Directors, as to the composition of each class of directors if this proposal is adopted. Starting with the 2002 annual meeting of shareholders, one class of directors will be elected each year for a three-year term. If the Restated Bylaws are not adopted, it is proposed that the five directors nominated by the Board of Directors and identified in Proposals #2 and #3 below be elected for a term of one year and until their successors have been duly elected and qualified.

         Number of Directors; Removal of Directors. As under the Bylaws currently in effect, Section 3.2 of the Restated Bylaws provides that the number of directors shall be determined at each annual meeting and that between annual meetings the authorized number of directors may be increased by the shareholders or the Board of Directors. The proposed Section 3.2 would, however, require that any increase or decrease, whether instituted by the directors or by the shareholders at an annual meeting, be apportioned among the classes so as to maintain, as nearly as possible, an equal number of directors in each class. As provided in the Bylaws currently in effect, no decrease may shorten the term of an incumbent director.

         Shareholder Proposals, Notice and Conduct of Shareholder Meeting.
Section 2.2 of the Restated Bylaws provides that any shareholder wishing to make a nomination for the election of a director or to bring a business proposal before any regular meeting must deliver written notice of such nomination or proposal to the Secretary of the Company at the Company's principal offices no later than 120 days prior to the date that is one year after the prior year's annual meeting of shareholders. Any such proposal must provide the information as required by Section 2.2 of the Restated Bylaws and comply with any applicable laws and regulations. The current Bylaws require that an annual or regular shareholder meeting be held within six months after the end of the Company's fiscal year, and Section 2.1 of the Restated Bylaws provides that a regular meeting of the shareholders be held on an annual or other less frequent basis as determined by the Board or the Chief Executive Officer, as well as providing the Board with the ability to postpone previously scheduled annual meetings upon proper notice. The current Bylaws require that notice be given no less than fourteen days before a regular shareholder meeting and no less than seven days before a special shareholder meeting; the Restated Bylaws require a minimum ten-day notice for either a regular or special shareholder meeting. In addition,
Section 2.8 of the Restated Bylaws gives the chairman of the meeting the right to adjourn a meeting whether or not a quorum is present, and Section 2.10 provides the chairman of the meeting authority to establish rules, regulations and procedures as appropriate for the conduct of the meeting.

         Other Changes. The Restated Bylaws require that the only officers needed are a chief executive officer and chief financial officer, whereas the current Bylaws require a president, one or more vice presidents, a treasurer and secretary. Section 7.5 of the Restated Bylaws sets out how securities of other corporations are handled for the Company. Other Bylaw provisions are not necessarily changed, but the Restated Bylaws contain more detail.

         Reasons and Effects; Possible Advantages. The proposed amendment and restatement of the Bylaws is designed to obtain for the Company the benefits of greater continuity of membership on the Board, to obtain from directors a longer term commitment to service on the Board and to make other changes to bring the Company's Bylaws current. The proposed amendment does not, however, change the provisions of the existing Bylaws or Minnesota Statutes which allow shareholders to remove directors with or without cause; however, certain of the provisions of the Restated Bylaws are also intended to provide the Board with greater control over the both the timing and conduct of shareholder meetings for both general corporate and antitakeover purposes.

         Vote Required. The Company's Board of Directors has determined that the amendment and restatement of the Company's Bylaws described above is advisable and has voted unanimously to propose and recommend that the Company's Bylaws be amended and restated as set forth in Appendix A to this Proxy Statement. Adoption of the Amended and Restated Bylaws requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of the Company's outstanding shares.

                DETERMINATION OF NUMBER AND ELECTION OF DIRECTORS
                              (Proposals #2 and #3)

         The Board of Directors recommends that the Bylaws of the Company be amended to provide for the election of three classes of directors with staggered terms. This proposed amendment is described above at Proposal #1. The Board recommends that the number of directors be set at five and that five directors be elected, two directors for a term of three years as Class III, two directors for a term of two years as Class II, and one director for a term of one year as Class I. All directors so elected will hold office until their successors have been duly elected and qualify. If Proposal #1 relating to the Restated Bylaws, providing for the classification of the Board of Directors is not approved, it is proposed that five directors be elected at the meeting to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of the Company's outstanding shares.

         In the absence of other instructions, each proxy will be voted for each of the nominees listed below who have been nominated by the Board of Directors into the classes and for the terms indicated following each nominee's name in the biographical section below. If Proposal #1 relating to the classification of the Board of Directors is not adopted, the proxies solicited hereby will, unless authority is withheld, be voted for the election as directors of the five individuals named below for a term of one year until the next annual meeting of shareholders and until their successors have been duly elected and qualify.

         Pursuant to the terms of a stock purchase agreement, Norwest Equity Partners V ("Norwest Equity") has the right to designate an individual for one directorship on the Company's Board of Directors. As of the date of this proxy statement, Norwest Equity has not advised the Company that it intends to designate an individual as a nominee for election as a director at the 2001 Annual Meeting.

         If, prior to the Annual Meeting, it should become known to the Board of Directors that any one of the following individuals will be unable or unwilling to serve as a director after the Annual Meeting, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors. Alternatively, the proxies may, at the discretion of the Board of Directors, be voted for such fewer number of nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

            NAMES, PRINCIPAL OCCUPATIONS FOR THE PAST FIVE YEARS AND SELECTED OTHER INFORMATION CONCERNING NOMINEES FOR DIRECTORS

                                                                                Director
Name                              Principal Occupation                           Since               Age
----                              --------------------                           -----               ---

Thomas R. King                    Shareholder of Fredrikson & Byron, P.A.,         1980              60
   (Class I)                      Attorneys at Law
Carl P. Boecher                   President and Chief Executive Officer of         1997              58
   (Class II)                     the Company
Eugene W. Courtney                Management Consultant                            1995              65
   (Class II)
Gary R. Holland                   President and Chief Executive Officer of         1995              59
   (Class III)                    Fargo Electronics, Inc.
Terrence W. Glarner               President of West Concord Ventures, Inc.         1992              58
   (Class III)

         Mr. King has been engaged in the private practice of law in Minneapolis, Minnesota since 1965. He is a shareholder of the law firm of Fredrikson & Byron, P.A., which serves as general counsel to the Company. Mr. King has served as Secretary to the Company since 1980. Mr. King also serves as a director of Sunrise Resources, Inc., a company which provides lease financing for capital equipment.

         Mr. Boecher has served as President and Chief Executive Officer of the Company since December 1996. Mr. Boecher served as Vice President of Marketing and Sales of the Company from January 1995 until December 1996. From May 1990 to November 1994, Mr. Boecher served as Senior Vice President and Executive Director of Business Development of DRS Military Systems, a division of Diagnostic/Retrieval Systems in Oakland, New Jersey, a supplier of high technology optical, data storage, processing and display and simulation/stimulation systems and products. From 1971 to 1990, Mr. Boecher served in several marketing positions with the Defense Systems Division of Unisys Corporation, a supplier of data processing systems, products and services, in St. Paul, Minnesota, most recently holding the position of Executive Director, Product Marketing.

         Mr. Courtney served as President and Chief Executive Officer of RSI Systems, Inc., a company that designs, manufactures and distributes videoconferencing systems, from October 1999 to February 2001, and he currently serves as a management consultant to RSI. From December 1998 until October 1999, Mr. Courtney provided independent consulting services. Mr. Courtney served as Chief Executive Officer of HEI, Inc., a company which designs and manufactures microelectronics, from 1990 until December 1998. Mr. Courtney also served as HEI's President from 1990 to July 1998, and he served as HEI's Executive Vice President from 1988 to 1990.

         Mr. Holland currently serves as President and Chief Executive Officer of Fargo Electronics, Inc., a company that manufactures photo card equipment and products and provides related services, which company he joined in June 1997 as General Manager. Prior to joining Fargo Electronics, Mr. Holland provided consulting services as President of Decision Processes International of Minnesota, Inc. and as the Managing Partner of Holland & Associates. From 1982 until 1992, Mr. Holland was President and Chief Executive Officer of DataCard Corporation, a manufacturer of credit card equipment, products and services. Mr. Holland has served as Chairman of the Company's Board of Directors since November 1995. Mr. Holland also serves as a director of Check Technology Corporation and Fargo Electronics, Inc.

         Mr. Glarner has served as President of West Concord Ventures, Inc., a venture capital firm, since February 1993. Mr. Glarner also serves as a consultant to Norwest Venture Capital Management, Inc., an entity affiliated with Norwest Growth Fund, Inc. From 1976 to January 1993, he was employed by North Star Ventures, Inc., serving as President from February 1988 to January 1993. Prior to 1976, Mr. Glarner was Vice President of Dain Bosworth (n/k/a Dain Rauscher). Mr. Glarner also serves as a director of FSI International, Inc., Aetrium, Inc., CIMA Labs Inc., NVE Corporation and Spectra Science, Inc.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The name, age and position of each of the Company's current executive officers are listed below.

Name                             Position                                             Age
----                             --------                                             ---
Carl P. Boecher                  President and Chief Executive Officer                58
Alan G. Shuler                   Vice President and Chief Financial Officer           54
Timothy L. Russell               Vice President and General Manager,                  40
                                 Information Security Solutions
Colleen M. Kulhanek              Vice President of Corporate Marketing                35


         See "Determination of Number and Election of Directors" (Proposals #2 and #3) above for Carl P. Boecher's biography.

         Alan G. Shuler has served as Vice President and Chief Financial Officer of the Company since June 1992. From August 1991 to May 1992, Mr. Shuler served as Vice President and Chief Financial Officer of Astrocom Corporation, a St. Paul, Minnesota manufacturer of data communication equipment. From January 1988 through December 1990, Mr. Shuler was Senior Vice President and Chief Financial Officer of FSI International, Inc., a Chaska, Minnesota manufacturer of semiconductor equipment.

         Timothy L. Russell has served as Vice President and General Manager, Information Security Solutions, of the Company since August 1999. From August 1994 to August 1999, Mr. Russell served in various senior management positions, most recently as Vice President, Americas Channel Sales, for Secure Computing Corporation, an information security company. Prior to 1994, Mr. Russell held various management and software engineering positions at Ceridian/Control Data.

         Colleen M. Kulhanek has served as Vice President of Corporate Marketing of the Company since April 2000. Ms. Kulhanek joined the Company in April 1999 as Director of Marketing. From June 1997 to April 1999, Ms. Kulhanek was Marketing Manager with LSC, Inc., a storage management software developer. From January 1996 to June 1997, Ms. Kulhanek was Marketing Manager with Secure Computing Corporation.


                  SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

         Based on the Company's review of copies of forms filed with the Securities and Exchange Commission or written representations from certain reporting persons that no Forms 5 were required for those persons, in compliance with Section 16(a) of the Securities Exchange Act of 1934, the Company believes that during fiscal year 2000, all officers, directors, and greater than ten-percent beneficial owners complied with the applicable filing requirements.


                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors held four meetings during 2000 and took action by unanimous written consent once during 2000. No director attended less than 75% of the meetings of the Board and any committee of which the director was a member. The Company does not have a nominating committee. The Company has two standing committees, an Audit Committee and a Compensation and Stock Option Committee.

         The members of the Audit Committee are Terrence W. Glarner, Eugene W. Courtney and Gary R. Holland. The Audit Committee recommends to the Board of Directors the selection of independent accountants and reviews the internal accounting controls of the Company. The Audit Committee met once during 2000.

         The members of the Compensation and Stock Option Committee are Terrence
W. Glarner, Thomas R. King, Eugene W. Courtney and Gary R. Holland. This committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation it deems appropriate and administers the Company's stock option plans. The Compensation and Stock Option Committee met once during 2000 and took action by unanimous written consent three times.


                            REPORT OF AUDIT COMMITTEE

         The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committees, Rule 4310(c)(26)(B)(iii), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

         In accordance with its written charter adopted by the Board of Directors (set forth in Appendix B hereto), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited financial statements with management;

         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No.1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                                             Members of the Audit Committee
                                                      Gary R. Holland
                                                      Terrence W. Glarner
                                                      Eugene W. Courtney

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company's last three fiscal years to the Chief Executive Officer during fiscal 2000 and to the other persons who served as executive officers during fiscal 2000 whose total annual salary and bonus paid or accrued during fiscal 2000 exceeded $100,000.


                                                                                    Long Term
                                                  Annual Compensation              Compensation
 Name and Principal             Fiscal   -------------------------------------     ------------        All Other
       Position                  Year    Salary ($)     Bonus ($)    Other ($)        Options       Compensation ($)
-------------------             ------   ----------     ---------    ---------        -------       ----------------
Carl P. Boecher                  2000     154,125       24,770(1)     1,719(2)         52,485            3,862(3)
  President and Chief            1999     133,760        9,180        1,780            65,000            3,869
  Executive Officer              1998     126,520           --        1,796            65,000            3,069

Alan G. Shuler                   2000     119,028       18,662        1,744(2)         25,000            2,182(3)
  Vice President and Chief       1999     112,113        3,469        1,551            30,000            2,218
  Financial Officer              1998     106,604           --        1,352            30,000            2,805

Timothy L. Russell               2000     120,000       29,119(1)       757(2)         24,523            1,878(3)
  Vice President and             1999      43,280        5,000           --            80,980               --
  General Manager,
  Information Security
  Solutions

Colleen M. Kulhanek              2000     100,500       18,662          551(2)         20,000            1,736(3)
  Vice President of              1999      67,500           --           --            25,625               --
  Corporate Marketing

Michael L. Sorensen              2000     120,000       92,910        1,903(2)           --              3,950(3)
  Former Vice President          1999     109,269        3,791        1,867            30,000            3,950
  and General Manager,           1998     102,837           --        1,945            30,000            2,616
  Electronic Products

--------------------
(1) Amounts do not include cash bonus payments of $12,554 and $28,000, which Messrs. Boecher and Russell, respectively, were required to forego in order to receive stock options in lieu of such bonus payments, which options are included in the "Options" column above and described below under Option Grants during fiscal 2000.

(2)      Represents reimbursement for taxes on supplemental benefits.

(3) Represents term insurance premium paid by the Company and 401(K) plan matching contribution; does not include the supplemental disability insurance premium paid by the Company for each officer in an amount ranging from $1,787 to $3,262.

OPTION GRANTS DURING FISCAL 2000

         The following table provides information regarding stock options granted during fiscal 2000 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

                             Number of Shares   Percent of Total
                                Underlying     Options Granted to     Exercise or
                                  Options          Employees           Base Price      Fair Market      Expiration
Name                              Granted        in Fiscal Year        Per Share       Price (1)           Date
----                         ----------------  ------------------     -----------      -----------      ----------
Carl P. Boecher                  50,000 (2)           16.5%              $4.125          $4.125          05/30/10
                                  2,485 (3)            0.8%              $0.01           $5.063          06/30/10
Alan G. Shuler                   25,000 (2)            8.3%              $4.125          $4.125          05/30/10
Timothy L. Russell                1,752 (4)            0.6%              $0.01           $8.50           03/31/10
                                  2,771 (5)            0.9%              $0.01           $5.063          06/30/10
                                 20,000 (6)            6.6%              $5.625          $5.625          11/09/10
Colleen M. Kulhanek              20,000 (7)            6.6%              $8.00           $8.00           03/31/10
Michael L. Sorensen                  --                --                  --             --                --

------------------

(1) The closing sale price for the Company's common stock on the date of grant.

(2) The option was granted on May 31, 2000 and will become exercisable to the extent of one-third of the shares on each of the first three anniversary dates.

(3) The immediately exercisable option was granted on July 1, 2000, which option was granted in lieu of a cash bonus which Mr. Boecher was entitled to receive.

(4) The option was granted on April 1, 2000, which option was granted in lieu of a cash bonus which Mr. Russell was entitled to receive and became exercisable on July 1, 2000.

(5) The option was granted on July 1, 2000, which option was granted in lieu of a cash bonus which Mr. Russell was entitled to receive and became exercisable on October 1, 2000.

(6) The option was granted on November 10, 2000 and will become exercisable to the extent of one-third of the shares on each of the first three anniversary dates.

(7) The option was granted on April 1, 2000 and became exercisable to the extent of 20% of the shares on the first anniversary date and becomes exercisable to the extent of 20% of the shares on each of the next four anniversary dates.

OPTION EXERCISES DURING FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

         The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during fiscal 2000 and the number and value of options at December 31, 2000. The Company has no outstanding stock appreciation rights.

                                                                    Number of               Value of Unexercised
                                                              Unexercised Options at       In-the-Money Options at
                                Shares                          December 31, 2000             December 31, 2000
                               Acquired         Value              Exercisable/                 Exercisable/
Name                          on Exercise   Realized (1)          Unexercisable               Unexercisable(1)
----                          -----------   ------------      ----------------------       -----------------------

Carl P. Boecher                   2,485        $20,476         124,667 exercisable          $305,167 exercisable
                                                              145,333 unexercisable        $291,083 unexercisable
Alan G. Shuler                      --           --             56,534 exercisable          $173,735 exercisable
                                                               75,133 unexercisable        $166,683 unexercisable
Timothy L. Russell                7,732        $72,897          42,772 exercisable           $58,146 exercisable
                                                               54,999 unexercisable        $112,707 unexercisable
Colleen M. Kulhanek               4,000        $19,752            0 exercisable                $0 exercisable
                                                               41,625 unexercisable         $70,406 unexercisable
Michael L. Sorensen              16,000       $110,000          27,867 exercisable           $62,567 exercisable
                                                               66,133 unexercisable        $108,933 unexercisable

-------------

(1) Value is calculated on the basis of the difference between the option exercise price and the closing sale price for the Company's common stock at exercise date or year-end, as the case may be, multiplied by the number of shares underlying the option.

COMPENSATION OF DIRECTORS

         DIRECTORS' FEES. The Chairman of the Board, Mr. Holland, currently receives a $7,500 annual retainer, and all other independent Board members receive a $2,500 annual retainer. Each independent Board member also receives $1,000 for attendance at each meeting of the Board of Directors and $500 for attendance at each committee meeting.

         STOCK OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. For a description of stock option grants to non-employee directors, see "Automatic Grants to Non-Employee Directors" under Proposal #4 below.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

         The Company entered into a one-year employment agreement dated January 1, 1999 with Carl P. Boecher, the Company's President and Chief Executive Officer. The agreement automatically renews for successive one-year terms unless terminated by either party. The agreement has been automatically renewed for a current one-year term with an annual base salary of $200,000. The agreement does not provide for a bonus, but Mr. Boecher is eligible to participate in the Company's Executive Incentive Plan. The agreement may be terminated with or without cause by either the Company or Mr. Boecher by notice to the other 30 days prior to the end of a term. If Mr. Boecher's employment is terminated "without cause" (as used herein, includes death, disability and termination or non-renewal by the Company), he is entitled to a severance payment equal to his base monthly salary for 12 months. If Mr. Boecher is terminated or resigns within 12 months of a change of control of the Company, he will receive his base monthly compensation and medical and dental coverage for 24 months. Mr. Boecher has agreed not to compete with the Company for a period of one year after termination of his employment if terminated without cause, and for two years if terminated for cause or voluntary resignation or within 12 months of a change of control of the Company.

         The Company entered into a one-year employment agreement effective as of January 1, 1999 with Alan G. Shuler, the Company's Vice President and Chief Financial Officer. The agreement automatically renews for successive one-year terms if a termination notice is not given by either party. The agreement has been automatically renewed for a current one-year term with a $135,000 annual base salary. The agreement does not provide for a bonus; however, Mr. Shuler is eligible to participate in the Company's Executive Incentive Plan. The agreement may be terminated with or without cause by either the Company or Mr. Shuler by notice to the other 30 days prior to the end of a term. If Mr. Shuler's employment is terminated "without cause," he is entitled to his monthly base salary for six months. If Mr. Shuler's employment is terminated within 12 months of a change of control, or if he resigns within 12 months of a change of control because of diminution of either position responsibilities or remuneration, Mr. Shuler shall receive a severance payment equal to his annual salary in effect at the time of the change of control, payable in 12 monthly installments, and medical and dental coverage at the Company's subsidized rates. Mr. Shuler has agreed not to compete with the Company for six months after termination without cause or upon failure to renew by either the Company or Mr. Shuler and for twelve months after termination for any other reason.

         The Company entered into a one-year employment agreement effective as of August 16, 1999 with Timothy L. Russell, the Company's Vice President and General Manager, Information Security Solutions. The agreement automatically renews for successive one-year terms if a termination notice is not given by either party, and has been automatically renewed for a current one-year term with a $145,000 annual base salary. The agreement provides for a quarterly performance bonus if Mr. Russell achieves certain objectives agreed upon between him and the Company's President and

Chief Executive Officer. Mr. Russell's agreement contains non-compete and termination provisions, including upon a change of control, similar to those described above for Mr. Shuler.

         The Company entered into a one-year employment agreement effective as of April 1, 2000 with Colleen M. Kulhanek, the Company's Vice President of Corporate Marketing. The agreement automatically renews for successive one-year terms if a termination notice is not given by either party, and has been automatically renewed for a current one-year term with a $120,000 annual base salary. The agreement does not provide for a bonus; however, Ms. Kulhanek is eligible to participate in the Company's Executive Incentive Plan. Ms. Kulhanek's agreement contains non-compete and termination provisions, including upon a change of control, similar to those described above for Mr. Shuler.

         The Company entered into an employment agreement effective as of January 1, 1999 with Michael L. Sorensen, the Company's former Vice President and General Manager, Electronic Products, with automatic one-year renewals if a termination notice is not given by either party. Mr. Sorensen's employment was terminated without cause as of February 9, 2001, and pursuant to the agreement, Mr. Sorensen is entitled to receive his monthly base salary of $10,000 for six months, as well as certain benefits. The agreement does not provide for a bonus; however, Mr. Sorensen was eligible to participate in the Company's Executive Incentive Plan. Mr. Sorensen has agreed not to compete with the Company during the time in which he is paid severance pursuant to the agreement and for six months after termination.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant to a private placement of 1,600,000 shares of the Company's common stock at $3.00 per share and warrants to purchase 1,600,000 shares with an exercise price of $3.02 per share, on February 20, 2001, Special Situations, a principal shareholder, acquired 1,333,333 shares of the Company's common stock and warrants to purchase 1,333,333 shares of common stock pursuant to a Stock Purchase Agreement. Pursuant to a Registration Rights Agreement, the Company has agreed to register the resale of shares of common stock issued on February 20, 2001 and issuable upon exercise of the warrants. Special Situations includes Special Situations Fund III, L.P., Special Situations Private Equity Fund, L.P., Special Situations Technology Fund, L.P. and Special Situations Cayman Fund, L.P. See "Security Ownership of Management and Certain Beneficial Owners" for information as to specific holdings.

         On January 23, 2000, the Company entered into an agreement with Ray Lipkin, a principal shareholder of the Company, whereby Mr. Lipkin extended an unsecured $1,000,000 line of credit to the Company, which agreement terminated on March 31, 2001. Under this agreement, the Company borrowed $500,000 from Mr. Lipkin, which loan was evidenced by a promissory note dated January 26, 2001, with interest at an annual rate of 12% for the three months ending April 25, 2001 and at 15% thereafter. The note was paid in full in February 2001.


                 APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES
               RESERVED UNDER THE COMPANY'S 1997 STOCK OPTION PLAN
                                  (Proposal #4)

GENERAL

         On April 4, 2001, the Board of Directors amended the Company's 1997 Stock Option Plan (the "1997 Plan") to increase the shares reserved for issuance under the 1997 Plan from 1,100,000 to 1,400,000 shares. As of April 9, 2001, the Company had outstanding incentive and nonqualified options for the purchase of an aggregate of 842,122 shares of the Company's common stock with an average exercise price of $3.71 per share granted under the Company's 1997 Plan. Options to purchase 63,994 shares under the 1997 Plan have been exercised as of April 9, 2001. The increase of shares under the 1997 Plan is necessary to provide sufficient shares for future options. In addition, as of April 9, 2001, there were outstanding options to purchase an aggregate of 239,001 shares with a range of exercise prices of $3.00 to $7.25 under the Company's 1987 Stock Option Plan and 35,000 shares at $3.625 under the 1994 Consultant Stock Option Plan. The Board believes that granting fairly-priced stock options to employees and directors is an effective means to promote the future growth and development of the Company. Such options, among other things, increase employees' and directors' proprietary interest in the Company's success and enables the Company to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of increasing the number of shares reserved under the 1997 Plan from 1,100,000 to 1,400,000 shares.

SUMMARY OF 1997 STOCK OPTION PLAN

         A general description of the basic features of the 1997 Plan is presented below, but such description is qualified in its entirety by reference to the full text of the 1997 Plan, a copy of which may be obtained without charge upon written request to Alan G. Shuler, the Company's Chief Financial Officer.

         PURPOSE. The purpose of the 1997 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees of the Company and consultants and advisors to the Company, upon whose efforts the success of the Company will depend to a large degree.

         TERM. Incentive stock options may be granted pursuant to the 1997 Plan during a period of ten (10) years from the date the 1997 Plan was adopted by the Board of Directors (until February 27, 2007), and nonqualified stock options may be granted until the 1997 Plan is discontinued or terminated by the Board of Directors.

         ADMINISTRATION. With the exception of the stock options automatically issued to Non-Employee Directors as described below, the 1997 Plan is administered by the Board of Directors or the Stock Option Committee of the Board of Directors, all of the members of which are "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934 (collectively referred to as the "Administrator"). The 1997 Plan gives broad powers to the Administrator to administer and interpret the 1997 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

         ELIGIBILITY. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1997 Plan. All employees, officers and directors of and consultants and advisors to the Company or any subsidiary are eligible to receive nonqualified stock options. As of April 9, 2001, the Company had approximately 53 employees, of which four are officers, and four directors who are not employees.

         OPTIONS. When an option is granted under the 1997 Plan, the Administrator, at its discretion, specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option set by the Administrator may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the 1997 Plan. Unless otherwise determined by the Administrator, the exercise price of a nonqualified stock option will not be less than 100% of the fair market value on the date of grant; provided, however, that the exercise price may not be less than 85% of the fair market value on the date of grant. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Administrator. Generally, an incentive stock option may not be exercisable more than ten (10) years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then "fair market value" as defined in the 1997 Plan. Each option granted under the 1997 Plan is generally nontransferable during the lifetime of the optionee; however, the Administrator may, in its sole discretion, permit the transfer of a nonqualified stock option to immediate family members or to certain family trusts or family partnerships.

         Generally, under the form of option agreement which the Administrator is currently using for options granted under the 1997 Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than death or disability, the optionee has a right to exercise the option for three months after termination of such affiliation or until the option's original expiration date, whichever is earlier. If the termination is because of death or disability, the option typically is exercisable until its original stated expiration or until the 12-month anniversary of the optionee's death or disability, whichever is earlier. The Administrator may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the 1997 Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

         CHANGE OF CONTROL. In the event that (i) the Company is acquired through the sale of substantially all of its assets or through a merger or other transaction (a "Transaction"), (ii) after the effective date of the 1997 Plan a person or entity becomes the holder of 30% or more the Company's outstanding common stock, or (iii) individuals who constituted the Board on the effective date of the 1997 Plan ceased for any reason thereafter to constitute at least a majority of the Board of Directors (with exceptions for individuals who are nominated by the current Board of Directors), all outstanding options will become immediately exercisable in full and will remain exercisable during the remaining terms of such outstanding options, whether or not the participants to whom the options have been granted remain employees of the Company or a subsidiary. The acceleration of the exercisability of outstanding options may be limited, however, if the acquiring party seeks to account for a Transaction on a "pooling of interests" basis which would be precluded if such options are accelerated. The Board may also take certain additional actions, such as terminating the 1997 Plan, providing cash or stock valued at the amount equal to the excess of the fair market value of the stock over the exercise price, or allowing exercise of the options for stock of the succeeding company.

         AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS. The 1997 Plan provides for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each Non-Employee Director who is elected for the first time as a director shall automatically be granted a nonqualified option to purchase 15,000 shares of the common stock at an option price per share equal to 100% of the fair market value of the common stock on the date of the Non-Employee Director's initial election, which option is exercisable to the extent of 3,000 shares immediately and on each of the first four anniversaries of the date of grant. Each Non-Employee Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an immediately exercisable nonqualified option to purchase 2,500 shares of the common stock at an option price per share equal to 100% of the fair market value of the common stock on the date of such re-election or shareholder meeting. No director shall receive more than one option to purchase 2,500 shares pursuant to the formula plan in any one fiscal year. All options granted pursuant to these provisions shall expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) ten (10) years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this formula plan may be exercised at any time within six months of the death of such Non-Employee Director or on the date on which the option, by its terms expires, whichever is earlier.

         AMENDMENT. The Board of Directors may from time to time suspend or discontinue the 1997 Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a sale, merger, consolidation or liquidation of the Company. The 1997 Plan may not be amended in any manner that will cause incentive stock options to fail to meet the requirements of Code Section 422, and may not be amended in any manner that will: (i) materially increase the number of shares subject to the 1997 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (ii) change the designation of the class of employees eligible to receive options; (iii) decrease the price at which options will be granted; or (iv) materially increase the benefits accruing to optionees under the 1997 Plan, without the approval of the shareholders, if such approval is required to comply with Code Section 422 or the requirements of
Section 16(b) of the Act.

         The Board of Directors will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the 1997 Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration. Generally, the Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation or reorganization of the Company.

         FEDERAL INCOME TAX CONSEQUENCES OF THE 1997 PLAN. Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the 1997 Plan. Upon exercise of the nonqualified stock option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction in its fiscal year in which nonqualified stock options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising such options.

         Incentive stock options granted pursuant to the 1997 Plan are intended to qualify for favorable tax treatment to the optionee under Code Section 422. Under Code Section 422, an employee realizes no taxable income when the incentive stock option is granted. If the employee has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. The Company will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

         PLAN BENEFITS. The table below shows the total number of shares underlying stock options that have been granted under the 1997 Plan as of April 9, 2001 to the named executive officers and the groups set forth, without taking into account exercises or cancellations. Because future grants of stock options under the Stock Option Plan are subject to the discretion of the Committee, the future benefits that may be received by these individuals and groups under the Stock Option Plan cannot be determined at this time, except for the automatic grants of nonqualified options to outside directors as described above.


                                                                          Shares of Common Stock
Name and Position/Group                                               Underlying Options Received(1)
-----------------------                                               ------------------------------
Carl P. Boecher, President and CEO                                              197,485
Alan G. Shuler, Vice President and CFO                                           95,000
Timothy L. Russell, Vice President and GM,                                      105,503
  Information Security Solutions
Colleen M. Kulhanek, Vice President of Corporate                                 45,625
  Marketing
Michael L. Sorensen, Former Vice President and GM,                              110,000
  Electronic Products
Current Executive Officers as a Group (4 persons)                               443,613
Current Directors who are not Executive Officers                                 40,000
  as a Group (4 persons)
Current Employees who are not Executive Officers                                376,751
  or Directors as a Group (48 persons)


         VOTE REQUIRED. The Board of Directors recommends that the shareholders approve the increase of shares under the 1997 Plan from 1,100,000 to 1,400,000 shares. Approval of the increase of shares under the 1997 Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of the Company's outstanding shares.


                     RATIFICATION OF APPOINTMENT OF AUDITORS
                                  (Proposal #4)

         The Board of Directors recommends that the shareholders ratify the appointment of McGladrey & Pullen, LLP, as independent auditors for the Company for the year ending December 31, 2001. McGladrey & Pullen, LLP has served as independent auditors for the Company since 1980. McGladrey & Pullen, LLP provided services in connection with the audit of the financial statements of the Company for the year ended December 31, 2000, assistance with the Company's Annual Report submitted to the Securities and Exchange Commission on Form 10-KSB and quarterly reports filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.


AUDIT FEES

         The aggregate fees billed and to be billed by McGladrey & Pullen, LLP for professional services rendered for the audit of annual financial statements for 2000, assistance with Form 10-KSB, review of quarterly Forms 10-QSB, attendance at Audit Committee meetings and consultation on audit and accounting matters were $59,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         McGladrey & Pullen, LLP or associated entities did not provide any services to the Company for financial information systems design and implementation in 2000.

ALL OTHER FEES

         The aggregate fees billed and to be billed by McGladrey & Pullen, LLP or associated entities for all other non-audit services, including services in connection with the Company's tax returns, for 2000 were $9,000.

         The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining McGladrey & Pullen, LLP's independence and has determined that such services are compatible with maintaining McGladrey & Pullen, LLP's independence.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         The proposed Amended and Restated Bylaws (see Proposal #1) provide that any proposal, including the nomination of a person for election to the Board, must be received by the Secretary of the Company at the Company's principal executive offices on or before December 21, 2001 to be presented at the Company's 2002 annual meeting. Any such proposal must provide the information required by such Restated Bylaws and comply with any applicable laws and regulations. If the Restated Bylaws are not approved, then any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 annual meeting must be received by the Company by December 21, 2001 to be included in the Company's proxy statement and related proxy for the 2002 annual meeting. If any shareholder proposal intended to be presented at the 2002 annual meeting but not included in the proxy materials is received by the Company after March 6, 2002, then management named in the Company's proxy for the 2002 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting. All submissions should be made to the Secretary of the Company at the Company's principal offices at 407 West Travelers Trail, Burnsville, Minnesota 55337.

                                 OTHER BUSINESS

         Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000 accompanies this Notice of Annual Meeting and Proxy Statement. No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                   FORM 10-KSB

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBIT(S) SHOULD BE DIRECTED TO SHAREHOLDER RELATIONS AT THE COMPANY'S PRINCIPAL ADDRESS.

                                           By Order of the Board of Directors

                                           Thomas R. King
April 20, 2001                             Secretary

                                                                      APPENDIX A


                           AMENDED AND RESTATED BYLAWS
                                       OF
                                  DATAKEY, INC.


                                   ARTICLE 1.
                                     OFFICES

         1.1) Offices. The address of the registered office of the corporation shall be designated in the Articles of Incorporation, as amended from time to time. The principal executive office of the corporation shall be located at such address as the Board of Directors may determine, and the corporation may have offices at such other places within or without the State of Minnesota as the Board of Directors shall from time to time determine or the business of the corporation requires.

                                   ARTICLE 2.
                            MEETINGS OF SHAREHOLDERS

         2.1) Regular Meetings. Regular meetings of the shareholders of the corporation entitled to vote shall be held on an annual or other less frequent basis as shall be determined by the Board of Directors or by the chief executive officer; provided, that if a regular meeting has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent (3%) or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or chief financial officer of the corporation. At each regular meeting, the shareholders, voting as provided in the Articles of Incorporation and these Bylaws, shall elect qualified successors for directors who serve for an indefinite term or for directors whose terms have expired or are due to expire within six months after the date of the meeting, and shall transact such other business as shall come before the meeting. No meeting shall be considered a regular meeting unless specifically designated as such in the notice of meeting or unless all the shareholders entitled to vote are present in person or by proxy and none of them objects to such designation. The Board of Directors shall have the ability to postpone previously scheduled annual meetings upon public notice given prior to the scheduled meeting date.

         2.2) Advance Notice of Shareholder Nominees and Shareholder Business - Regular Meetings.


         Subject to the notice requirements set forth in this Section 2.2, any shareholder entitled to vote in the election of directors generally may:

         (a)      make nominations for the election of directors; and

         (b)      propose business to be brought before any regular meeting;

if such nomination or business proposed is otherwise proper business before such meeting. Any such shareholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such shareholder has given timely notice to the secretary of the corporation in proper written form of the shareholder's intent to make such nomination or nominations or to propose such business. To be timely, such shareholder's notice must be delivered to or mailed and received by the secretary of the corporation at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the date that is one year after the prior year's annual meeting of shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date of the prior year's annual meeting (in either case such an annual meeting date being referred to herein as an "Other Meeting Date"), notice by the shareholder to be timely must be so received by the later of: (i) the close of business on the date ninety (90) days prior to the Other Meeting Date or (ii) the close of business ten (10) days following the date on which the Other Meeting Date is first publicly announced. To be in proper form, a shareholder's notice to the secretary shall set forth:

         (i) the name and address of the shareholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

         (ii) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

         (iii) if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

         (iv) beneficial stock ownership information of such nominee and such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

         (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

         2.3) Special Meetings. Special meetings of the shareholders entitled to vote may be called at any time by the Chairman of the Board, the chief executive officer, the chief financial officer, two or more directors, or a shareholder or shareholders holding ten percent (10%) (25% if the purpose is to effect a business combination, including a change of the board composition) or more of the voting power of all shares entitled to vote who shall demand such special meeting by giving written notice of demand (in accordance with Minn. Stat. 302A.433) to the chief executive officer or the chief financial officer specifying the purposes of the meeting.

         2.4) Meetings Held Upon Shareholder Demand. Within thirty (30) days after receipt by the chief executive officer or the chief financial officer of a demand from any shareholder or shareholders entitled to call a regular or special meeting of shareholders, the Board of Directors shall cause such meeting to be called and held on notice no later than ninety (90) days after receipt of such demand. If the Board of Directors fails to cause such a meeting to be called and held, the shareholder or shareholders making the demand may call the meeting by giving notice as provided in Section 2.6 hereof at the expense of the corporation.

         2.5) Place of Meetings. Meetings of the shareholders shall be held at the principal executive office of the corporation or at such other place, within or without the State of Minnesota, as is designated by the Board of Directors, except that a regular or special meeting called by or at the demand of a shareholder shall be held in the county where the principal executive office of the corporation is located.

         2.6) Notice of Meetings. Except as otherwise specified in Section 2.7 or required by law, a written notice setting out the place, date and hour of any regular or special meeting shall be given to each holder of shares entitled to vote not less than ten (10) days nor more than sixty (60) days prior to the date of the meeting; provided, that notice of a meeting at which there is to be considered a proposal (i) to dispose of all, or substantially all, of the property and assets of the corporation or (ii) to dissolve the corporation shall be given to all shareholders of record, whether or not entitled to vote; and provided further, that notice of a meeting at which there is to be considered a proposal to adopt a plan of merger or exchange shall be given to all shareholders of record, whether or not entitled to vote, at least fourteen (14) days prior thereto. Notice of any special meeting shall state the purpose or purposes of the proposed meeting, and the business transacted at all special meetings shall be confined to the purposes stated in the notice.

         2.7) Waiver of Notice. A shareholder may waive notice of any meeting before, at or after the meeting, in writing, orally or by attendance. Attendance at a meeting by a shareholder is a waiver of notice of that meeting unless the shareholder objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not be lawfully considered at such meeting and does not participate in the consideration of the item at such meeting.

         2.8) Quorum and Adjourned Meeting. The holders of a majority of the voting power of the shares entitled to vote at a meeting, represented either in person or by proxy, shall constitute a quorum for the transaction of business at any regular or special meeting of shareholders. If a quorum is present when a duly called or held meeting is convened, the shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of shareholders originally present leaves less than the proportion or number otherwise required for a quorum. In case a quorum is not present at any meeting, those present shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite number of shares entitled to vote shall be represented. Whether or not a quorum is present, the Chairman of the Board shall have the ability to adjourn the meeting to a date not more than 45 days after such original meeting date. At such adjourned meeting at which the required amount of shares entitled to vote shall be represented, any business may be transacted which might have been transacted at the original meeting.

         2.9) Voting. At each meeting of the shareholders, every shareholder having the right to vote shall be entitled to vote in person or by proxy duly appointed by an instrument in writing subscribed by such shareholder. Each shareholder shall have one (1) vote for each share having voting power standing in each shareholder's name on the books of the corporation except as may be otherwise provided in the terms of the share. Upon the demand of any shareholder, the vote for directors or the vote upon any question before the meeting shall be by ballot. All elections shall be determined and all questions decided by a majority vote of the number of shares entitled to vote and represented at any meeting at which there is a quorum except in such cases as shall otherwise be required by statute or the Articles of Incorporation.

         2.10) Order of Business. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for conduct of the meeting. To the extent not prohibited by law, such rules, regulations or procedures may include, without limitation, establishment of: (1) an agenda or order of business for the meeting and the method by which business may be proposed, (2) rules and procedures for maintaining order at the meeting and the safety of those present, (3) limitations on attendance or participation in the meeting to shareholders or record of the corporation, their duly authorized proxies or such other persons as the chairman of the meeting shall determine, (4) restrictions on entry to the meeting after the time fixed for commencement thereof and (5) limitations on the time allotted to questions or comments by participants. Any proposed business contained in the notice of a regular meeting is deemed to be on the agenda and no further motions or other actions shall be required to bring such proposed business up for consideration. Unless and to the extent otherwise determined by the chairman of the meeting, it shall not be necessary to follow Robert's Rules of Order or any other rules or parliamentary procedure at the meeting of shareholders. Following completion of business of the meeting as determined by the chairman of the meeting, the chairman of the meeting shall have the exclusive authority to adjourn the meeting.


                                   ARTICLE 3.
                                    DIRECTORS

         3.1) General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors.

         3.2) Number, Term and Qualifications. At each annual meeting the Shareholders shall determine the number of directors which shall be not less than three (3) nor more than nine (9); provided, that between annual meetings the Board of Directors may increase the authorized number of directors within the limits stated above. However, notwithstanding the foregoing no increase or decrease in the number of directors may be effected except according to the further provisions contained in this Section 3.2.

         The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors.

         At the first meeting of Shareholders held after April __, 2001, Class I directors shall be elected for a one-year term, the Class II directors for a two-year term, and the Class III directors for a three-year term. At each succeeding annual meeting of the shareholders at which directors are elected, successors to the Class of directors whose term expires at that annual meeting shall be elected for a three-year term.

         A director shall hold office until the annual meeting for the year in which such director's term expires and until such director's successor shall be elected and shall qualify, or until such director's resignation or removal from office. If the number of directors is changed, any increase or decrease shall be apportioned by the Board of Directors among the classes so as to maintain, as nearly as possible, an equal number of directors in each class. In the event an increase or decrease makes it impossible to maintain an equal number of directors in each class, increases shall be allocated to the class or classes with the longest remaining term, and decreases shall be allocated to the class with the shortest remaining term.

         Any director elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no event will a decrease in the number of directors result in the elimination of an entire class of directors, cause any class to contain a number of directors two or more greater than any other class, or shorten the term of any incumbent director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of such director's predecessor.

         3.3) Vacancies. Vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the remaining members of the Board, though less than a quorum; provided, that newly created directorships resulting from an increase in the authorized number of directors shall be filled by the affirmative vote of a majority of the directors serving at the time of such increase. Persons so elected shall be directors until their successors are elected by the shareholders, who may make such election at the next regular or special meeting of the shareholders.

         3.4) Quorum and Voting. A majority of the directors currently holding office shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn a meeting from time to time until a quorum is present. If a quorum is present when a duly called or held meeting is convened, the directors present may continue to transact business until adjournment even though the withdrawal of a number of directors originally present leaves less than the proportion or number otherwise required for a quorum. Except as otherwise required by law or the Articles of Incorporation, the acts of a majority of the directors present at a meeting at which a quorum is present shall be the acts of the Board of Directors.

         3.5) Board Meetings; Place and Notice. Meetings of the Board of Directors may be held from time to time at any place within or without the State of Minnesota that the Board of Directors may designate. In the absence of designation by the Board of Directors, Board meetings shall be held at the principal executive office of the corporation, except as may be otherwise unanimously agreed orally, or in writing, or by attendance. Any director may call a Board meeting by giving two (2) days notice to all directors of the date and time of the meeting. The notice need not state the purpose of the meeting, and may be given by mail, telephone, telegram, or in person. If a meeting schedule is adopted by the Board, or if the date and time of a Board meeting has been announced at a previous meeting, no notice is required.

         3.6) Waiver of Notice. A director may waive notice of any meeting before, at or after the meeting, in writing, orally or by attendance. Attendance at a meeting by a director is a waiver of notice of that meeting unless the director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and does not participate thereafter in the meeting.

         3.7) Compensation. Directors who are not salaried officers of the corporation shall receive such fixed sum and expenses per meeting attended or such fixed annual sum or both as shall be determined from time to time by resolution of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving this corporation in any other capacity and receiving proper compensation therefor.

         3.8) Committees. The Board of Directors may, by resolution approved by affirmative vote of a majority of the Board, establish committees having the authority of the Board in the management of the business of the corporation only to the extent provided in the resolution. Committees may include a special litigation committee consisting of one or more independent directors or other independent persons to consider legal rights or remedies of the corporation and whether those rights and remedies should be pursued. Each such committee shall consist of one or more natural persons (who need not be directors) appointed by the affirmative vote of a majority of the directors present, and shall, other than special litigation committees, be subject at all times to the direction and control of the Board. A majority of the members of a committee present at a meeting shall constitute a quorum for the transaction of business.

         3.9) Order of Business. The suggested order of business at any meeting of the Board of Directors shall, to the extent appropriate and unless modified by the presiding chairman, be:

         1.       Roll call
         2. Proof of due notice of meeting or waiver of notice, or unanimous presence and declaration by presiding chairman
         3.       Determination of existence of quorum
         4.       Reading and disposal of any unapproved minutes
         5.       Reports of officers and committees
         6.       Election of officers
         7.       Unfinished business
         8.       New business
         9.       Adjournment.

                                   ARTICLE 4.
                                    OFFICERS

         4.1) Number and Designation. The corporation shall have one or more natural persons exercising the functions of the offices of chief executive officer and chief financial officer. The Board of Directors may elect or appoint such other officers or agents as it deems necessary for the operation and management of the corporation including, but not limited to, a Chairman of the Board, a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall have the powers, rights, duties and responsibilities set forth in these Bylaws unless otherwise determined by the Board. Any of the offices or functions of those offices may be held by the same person.

         4.2) Election, Term of Office and Qualification. At the first meeting of the Board following each election of directors, the Board shall elect officers, who shall hold office until the next election of officers or until their successors are elected or appointed and qualify; provided, however, that any officer may be removed with or without cause by the affirmative vote of a majority of the Board of Directors present (without prejudice, however, to any contract rights of such officer).

         4.3) Resignation. Any officer may resign at any time by giving written notice to the corporation. The resignation is effective when notice is given to the corporation, unless a later date is specified in the notice, and acceptance of the resignation shall not be necessary to make it effective.

         4.4) Vacancies in Office. If there be a vacancy in any office of the corporation, by reason of death, resignation, removal or otherwise, such vacancy may, or in the case of a vacancy in the office of chief executive officer or chief financial officer shall, be filled for the unexpired term by the Board of Directors.

         4.5) Chief Executive Officer. Unless provided otherwise by a resolution adopted by the Board of Directors, the chief executive officer (a) shall have general active management of the business of the corporation; (b) shall, when present and in the absence of the Chairman of the Board, preside at all meetings of the shareholders and Board of Directors; (c) shall see that all orders and resolutions of the Board are carried into effect; (d) shall sign and deliver in the name of the corporation any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the corporation, except in cases in which the authority to sign and deliver is required by law to be exercised by another person or is expressly delegated by the Articles, these Bylaws or the Board to some other officer or agent of the corporation; (e) may maintain records of and certify proceedings of the Board and shareholders; and (f) shall perform such other duties as may from time to time be assigned to the chief executive officer by the Board.

         4.6) Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Board of Directors, the chief financial officer (a) shall keep accurate financial records for the corporation; (b) shall deposit all monies, drafts and checks in the name of and to the credit of the corporation in such banks and depositories as the Board of Directors shall designate from time to time; (c) shall endorse for deposit all notes, checks and drafts received by the corporation as ordered by the Board, making proper vouchers therefor; (d) shall disburse corporate funds and issue checks and drafts in the name of the corporation, as ordered by the Board; (e) shall render to the chief executive officer and the Board of Directors, whenever requested, an account of all transactions undertaken as chief financial officer and of the financial condition of the corporation; and (f) shall perform such other duties as may be prescribed by the Board of Directors or the chief executive officer from time to time.

         4.7) Chairman of the Board. The Chairman of the Board shall preside at all meetings of the shareholders and of the Board and shall exercise general supervision and direction over the more significant matters of policy affecting the affairs of the corporation, including particularly its financial and fiscal affairs. The Chairman shall not be considered an officer unless such chairman is also serving as a full-time employee.

         4.8) President. Unless otherwise determined by the Board, the President shall be the chief executive officer. If an officer other than the President is designated chief executive officer, the President shall perform such duties as may from time to time be assigned to the President by the Board. If the office of Chairman of the Board is not filled, the President shall also perform the duties set forth in Section 4.7.

         4.9) Vice President. Each Vice President shall have such powers and shall perform such duties as may be specified in these Bylaws or prescribed by the Board of Directors. In the event of absence or disability of the President, the Board of Directors may designate a Vice President or Vice Presidents to succeed to the power and duties of the President.

         4.10) Secretary. The Secretary shall, unless otherwise determined by the Board, be secretary of and attend all meetings of the shareholders and Board of Directors, and may record the proceedings of such meetings in the minute book of the corporation and, whenever necessary, certify such proceedings. The Secretary shall give proper notice of meetings of shareholders and shall perform such other duties as may be prescribed by the Board of Directors or the chief executive officer from time to time.

         4.11) Treasurer. Unless otherwise determined by the Board, the Treasurer shall be the chief financial officer of the corporation. If an officer other than the Treasurer is designated chief financial officer, the Treasurer shall perform such duties as may be prescribed by the Board of Directors or the chief executive officer from time to time.

         4.12) Delegation. Unless prohibited by a resolution approved by the affirmative vote of a majority of the directors present, an officer elected or appointed by the Board may delegate in writing some or all of the duties and powers of such officer to other persons.

                                   ARTICLE 5.
                                 INDEMNIFICATION

         5.1) Indemnification. The corporation shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as permitted by Minnesota Statutes, Section 302A.521, as now enacted or hereafter amended.


                                   ARTICLE 6.
                            SHARES AND THEIR TRANSFER

         6.1) Certificate of Stock. Every owner of stock of the corporation shall be entitled to a certificate, in such form as the Board of Directors may prescribe, certifying the number of shares of stock of the corporation owned by such shareholder. The certificates for such stock shall be numbered (separately for each class) in the order in which they are issued and shall, unless otherwise determined by the Board, be signed by the chief executive officer, the chief financial officer, or any other officer of the corporation. A signature upon a certificate may be a facsimile. Certificates on which a facsimile signature of a former officer, transfer agent or registrar appears may be issued with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

         6.2) Stock Record. As used in these Bylaws, the term "shareholder" shall mean the person, firm or corporation in whose name outstanding shares of capital stock of the corporation are currently registered on the stock record books of the corporation. The corporation shall keep, at its principal executive office or at another place or places within the United States determined by the Board, a share register not more than one year old containing the names and addresses of the shareholders and the number and classes of shares held by each shareholder. The corporation shall also keep at its principal executive office or at another place or places within the United States determined by the Board, a record of the dates on which certificates representing shares were issued. Every certificate surrendered to the corporation for exchange or transfer shall be cancelled and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled (except as provided for in Section 6.4 of this Article 6).

         6.3) Transfer of Shares. Transfer of shares on the books of the corporation may be authorized only by the shareholder named in the certificate (or the shareholder's legal representative or duly authorized attorney-in-fact) and upon surrender for cancellation of the certificate or certificates for such shares. The shareholder in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation; provided, that when any transfer of shares shall be made as collateral security and not absolutely, such fact, if known to the corporation or to the transfer agent, shall be so expressed in the entry of transfer; and provided, further, that the Board of Directors may establish a procedure whereby a shareholder may certify that all or a portion of the shares registered in the name of the shareholder are held for the account of one or more beneficial owners.

         6.4) Lost Certificate. Any shareholder claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact in such form as the Board of Directors may require, and shall, if the directors so require, give the corporation a bond of indemnity in form and with one or more sureties satisfactory to the Board of at least double the value, as determined by the Board, of the stock represented by such certificate in order to indemnify the corporation against any claim that may be made against it on account of the alleged loss or destruction of such certificate, whereupon a new certificate may be issued in the same tenor and for the same number of shares as the one alleged to have been destroyed or lost.


                                   ARTICLE 7.
                               GENERAL PROVISIONS

         7.1) Record Dates. In order to determine the shareholders entitled to notice of and to vote at a meeting, or entitled to receive payment of a dividend or other distribution, the Board of Directors may fix a record date which shall not be more than sixty (60) days preceding the date of such meeting or distribution. In the absence of action by the Board, the record date for determining shareholders entitled to notice of and to vote at a meeting shall be at the close of business on the day preceding the day on which notice is given, and the record date for determining shareholders entitled to receive a distribution shall be at the close of business on the day on which the Board of Directors authorizes such distribution.

         7.2) Distributions; Acquisitions of Shares. Subject to the provisions of law, the Board of Directors may authorize the acquisition of the corporation's shares and may authorize distributions whenever and in such amounts as, in its opinion, the condition of the affairs of the corporation shall render it advisable.

         7.3) Fiscal Year. The fiscal year of the corporation shall be established by the Board of Directors.

         7.4) Seal. The corporation shall have such corporate seal or no corporate seal as the Board of Directors shall from time to time determine.

         7.5) Securities of Other Corporations.

              (a) Voting Securities Held by the Corporation. Unless otherwise ordered by the Board of Directors, the chief executive officer shall have full power and authority on behalf of the corporation (i) to attend and to vote at any meeting of security holders of other companies in which the corporation may hold securities; (ii) to execute any proxy for such meeting on behalf of the corporation; and (iii) to execute a written action in lieu of a meeting of such other company on behalf of this corporation. At such meeting, by such proxy or by such writing in lieu of meeting, the chief executive officer shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the corporation might have possessed and exercised if it had been present. The Board of Directors may from time to time confer like powers upon any other person or persons.

                  (b) Purchase and Sale of Securities. Unless otherwise ordered by the Board of Directors, the chief executive officer shall have full power and authority on behalf of the corporation to purchase, sell, transfer or encumber securities of any other company owned by the corporation which represent not more than 10% of the outstanding securities of such issue, and may execute and deliver such documents as may be necessary to effectuate such purchase, sale, transfer or encumbrance. The Board of Directors may from time to time confer like powers upon any other person or persons.

                                   ARTICLE 8.
                                    MEETINGS

         8.1) Telephone Meetings and Participation. A conference among directors by any means of communication through which the directors may simultaneously hear each other during the conference constitutes a Board meeting, if the same notice is given of the conference as would be required for a meeting, and if the number of directors participating in the conference would be sufficient to constitute a quorum at a meeting. Participation in a meeting by that means constitutes presence in person at the meeting. A director may participate in a Board meeting not heretofore described in this paragraph, by any means of communication through which the director, other directors so participating, and all directors physically present at the meeting may simultaneously hear each other during the meeting. Participation in a meeting by that means constitutes presence in person at the meeting. The provisions of this section shall apply to committees and members of committees to the same extent as they apply to the Board and directors.

         8.2) Authorization Without Meeting. Any action of the shareholders, the Board of Directors, or any committee of the corporation which may be taken at a meeting thereof, may be taken without a meeting if authorized by a writing signed by all of the holders of shares who would be entitled to vote on such action, by all of the directors (unless less than unanimous action is permitted by the Articles of Incorporation), or by all of the members of such committee, as the case may be.


                                   ARTICLE 9.
                              AMENDMENTS OF BYLAWS

         9.1) Amendments. Unless the Articles of Incorporation provide otherwise, these Bylaws may be altered, amended, added to or repealed by the affirmative vote of a majority of the members of the Board of Directors. Such authority in the Board of Directors is subject to the power of the shareholders to change or repeal such Bylaws, and the Board of Directors shall not make or alter any Bylaws fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies on the Board, or fixing the number of directors or their classifications, qualifications or terms of office, but the Board may adopt or amend a Bylaw to increase the number of directors.

                                                                      APPENDIX B

                                  DATAKEY, INC.

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

This Charter governs the operations of the Datakey, Inc. Audit Committee (the "Committee"). The Committee shall review and reassess the Charter at least annually and report to the Board of Directors on the Company's compliance with the Charter. The initial Charter shall be approved by the Board of Directors, and any revisions made to the Charter shall similarly be approved by the Board of Directors. Minutes of all meetings shall be recorded and maintained by the Committee and shall be made available to the Board of Directors upon request. The Committee shall be appointed by the Board of Directors and shall comprise at least two directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if the Board of Directors determines that they have no relationship that may interfere with the exercise of independent, disinterested judgment in carrying out the responsibilities of a Committee member. All Committee members shall be financially literate. Committee members shall be appointed for an indefinite term, but may be removed by the Board of Directors at any time in its sole discretion. If the Committee includes three members or more, a majority of the Committee members shall constitute a quorum and shall be able to conduct Committee business. If the Committee consists of two members, both members must be present in order to conduct Committee business. One of the Committee members shall be appointed as the chairperson.

STATEMENT OF POLICY

The Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

- The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

- The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examination.

- The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-QSB. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for the purposes of this review.

- The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

- The Committee has the authority to take or cause to be taken all necessary actions in order to implement and carry out its responsibilities pursuant to this Charter, including the employment of outside counsel or consultants as it determines reasonably necessary to fulfill its responsibilities.

INDEMNIFICATION

The Audit Committee members will be indemnified by the Company to the maximum extent provided under Minnesota law or in accordance with any indemnification agreements between the Company and such Committee members.

                                  DATAKEY, INC.

                             1997 STOCK OPTION PLAN

                       (AS AMENDED THROUGH APRIL 4, 2001)


                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         (a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Section 1(a) "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

         (b) The "Company" shall mean Datakey, Inc., a Minnesota corporation.

         (c) "Fair Market Value" shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

         (d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Non-Employee Director" shall mean members of the Board who are not employees of the Company or any subsidiary.

         (f) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for options pursuant to this Plan.

         (g) The "Optionee" means an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor to or director (including a Non-Employee Director), employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10; or a Non-Employee Director to whom a nonqualified stock option has been granted pursuant to Section 11.

         (h) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (i) The "Plan" means the Datakey, Inc. 1997 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

         (j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, and through the granting of "nonqualified stock options" pursuant to Sections 10 and 11 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such twelve-month period.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.

                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors (including Non-Employee Directors), consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction; and, provided further, that Non-Employee Directors will be granted options pursuant to Section 11 hereof without further action by the Administrator. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan. The Administrator may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. One Million Four Hundred Thousand (1,400,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.


                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, Common Stock of the Company valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

         The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Other Provisions. The Option Agreement authorized under this
         Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Other Provisions. The Option Agreement authorized under this
         Section 10 shall contain such other provisions as the Administrator shall deem advisable.

                                   SECTION 11.

                  GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

         (a) Upon Joining Board. Each Non-Employee Director of the Company whose initial election or appointment to the Board of Directors occurs on or after the date this Plan is approved by the Company's shareholders shall, as of the date of such election, automatically be granted an option to purchase 15,000 shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on such date. Options granted pursuant to this subsection (a) shall be immediately exercisable to the extent of 3,000 shares subject to such option and to the extent of an additional 3,000 shares on each of the first, second, third and fourth anniversaries of the date of grant.

         (b) Upon Re-election to Board. Each Non-Employee Director who, on and after the date this Plan is approved by the Company's shareholders, is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 2,500 shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on the date of such re-election or shareholder meeting. Options granted pursuant to this subsection (b) shall be immediately exercisable in full.

         (c) General. No director shall receive more than one option pursuant to subsection (b) of this Section 11 in any one fiscal year. All options granted pursuant to this Section 11 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company, including Section 13 of the Plan, except that the option shall expire on the earlier of (i) three months after the Optionee ceases to be a director (except by death) and
         (ii) ten (10) years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this Section 11 may be exercised at any time within six months of the death of such Non-Employee Director or on the date on which the option, by its terms expires, whichever is earlier.


                                   SECTION 12.

                               TRANSFER OF OPTION

         No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

         The Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.


                                   SECTION 13.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the stock option agreement, in the event of

         (i) an acquisition of the Company by a corporation, partnership, trust or other entity not controlled by the Company through
                  (A) the sale of substantially all of the Company's assets and the consequent discontinuance of its business or (B) through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (collectively referred to as a "transaction"), or

         (ii) a change of control such that (A) any individual, partnership, trust or other entity becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors of the Company, or (B) individuals who constitute the Board of Directors of the Company on the effective date of the Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Board of Directors of the Company on the effective date of the Plan (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (B) considered as though such person were a member of the Board of Directors of the Company on the effective date of the Plan (collectively referred to as a "change of control"), all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction or change of control; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, in the event of such a transaction or change of control, the Board may provide for one or more of the following:

         (a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

         (b) that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

         (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 14.

                            SECURITIES LAW COMPLIANCE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (i) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

         As a further condition to the grant of any incentive or nonqualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

         (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any incentive or nonqualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

         (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any incentive or nonqualified stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

         (c) In the event of a transaction (as defined in Section 13 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

         The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.

                                   SECTION 15.

                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).


                                   SECTION 16.

                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.


                                   SECTION 17.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

                                  DATAKEY, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                             THURSDAY, MAY 31, 2001
                                    3:30 P.M.

                           MARRIOTT HOTEL CITY CENTER
                                30 S. 7TH STREET
                              MINNEAPOLIS, MN 55402



        DATAKEY, INC.
        407 WEST TRAVELERS TRAIL, BURNSVILLE, MINNESOTA  55337             PROXY
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 31, 2001.

The shares of stock you hold in your account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4 AND 5.

By signing the proxy, you revoke all prior proxies and appoint Carl P. Boecher and Alan G. Shuler, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.




                       See reverse for voting instructions

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4 AND 5.

1. Approve Amended and Restated Bylaws.

   [ ]  For    [ ]  Against   [ ]  Abstain


2. Set the number of directors at five (5).

   [ ]  For    [ ]  Against   [ ]  Abstain


      [DOWN ARROW GRAPHIC]     Please fold here    [DOWN ARROW GRAPHIC]
--------------------------------------------------------------------------------

3. Elect directors:  01 Carl P. Boecher          04 Thomas R. King
                     02 Gary R. Holland          05 Eugene W. Courtney
                     03 Terrence W. Glarner

                     [ ] Vote FOR                [ ] Vote WITHHELD
                         all nominees                from all nominees
                         (except as
                         withheld below)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY -------------------------- INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE
NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)         --------------------------


4. Approve increase of shares under the 1997 Stock Option Plan from 1,100,000 to 1,400,000.

   [ ] For        [ ]   Against     [ ]  Abstain

5. Ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the year ending December 31, 2001.

   [ ] For        [ ]   Against     [ ]  Abstain

6. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box [ ]
Indicate changes below:

                                    Dated:                          ,2001
                                           -------------------------

                                    ---------------------------------------

                                    ---------------------------------------
                                    Signature(s) in Box

                                    Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.